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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07677

Profit Funds Investment Trust
(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC 7500 Old Georgetown Road Bethesda, MD 20814
(Name and address of agent for service)

Registrant's telephone number, including area code:	(301) 650-0059

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE PROFIT FUND

PVALX

Semi-Annual Report

March 31, 2015
 (Unaudited)

THE PROFIT FUND LETTER TO SHAREHOLDERS	May 6, 2015

Dear Profit Shareholder,

During the six months ended March 31, 2015, The Profit Fund (PVALX) had a total return of 2.44% while the S&P 500 Index (the “S&P 500”), the Fund’s primary benchmark, appreciated 5.93%. Below we review the highlights of the past six months (4Q14 and 1Q15).

4Q14 Market Review

A year ago, consensus thought was that Global Equities would outperform U.S. Equities and that long dated bonds were surely the asset class to avoid. No one would have thought that OPEC would collapse and that crude oil would trade below $60. 2014 ended up being a good year for all things U.S. The S&P 500 traded up 11%, long dated Treasuries were up over 20% (TLO – SPDR Barclays Long Term Treasury), and the U.S. Dollar ETF, UUP (Powershares U.S. Dollar Index Bullish Fund) returned 11%. Energy was the lone sector in the S&P 500 with a negative return for the year due to the sudden and drastic fall in crude oil prices. Increased supply from U.S. shale basins and weakening economic prospects in Europe and Asia weighed on traders’ minds. With Saudi Arabia publicly stating its intention to maintain its current oil production and no new OPEC meeting set until next June, all things energy will likely remain pressured for the foreseeable future.

The U.S. economic recovery narrative remains unchanged and positive. Nonfarm payrolls rose 321k last month, above consensus expectations for a 230k increase. The prior month’s initial report of 214k was revised upwards to 243k. According to the latest estimate by the Bureau of Economic Analysis (BEA), the U.S. economy is smoking hot. The BEA reported that GDP grew at a 5.0% annualized rate in the third quarter. The U.S. hasn’t hit that level of economic growth in well over a decade. The strength in the U.S. economy is coupled with the Federal Reserve’s (the “Fed”) recent adjustment in language regarding monetary policy. The Fed has switched from its previous language that interest rates would remain low for a “considerable time” to being “patient” about when it will consider raising interest rates. This will likely result in divergent global monetary policy as the U.S. dollar continues to gain strength, potentially further boosting U.S. consumer spending.

As Wall Street strategists ratchet higher their expectations for 2015 with an almost universal bullish sentiment for U.S. equities, our concern is that the market will do the opposite of what everyone expects it to do. 2015 may be the year that it is prudent to remember famed market strategist Bob Farrell’s Rule Number 9, “When all the experts and forecasts agree – something else is going to happen.”

1Q15 Market Review

Market volatility was notably higher in the beginning of the year as investors fretted over the possible timing of future interest rate hikes and wrestled over stock valuations. Equities maintained their upward trend and it appears that there continues to be healthy risk appetite as small cap stocks outperform large cap stocks for the quarter: the Russell 2000 Index returned 4.32% vs. Russell 1000 Index which returned 1.59%.

Oil prices look to be stabilizing after a precipitous decline over the past six months. However concerns remain as oil producers and traders worry about where to store the excess crude supply. According to data from the Energy Information Administration, U.S. crude oil supplies are at their highest level in more than 80 years, equal to nearly 70% of the nation’s storage capacity. The danger of running out of storage capacity is that crude prices could fall even lower as producers sell oil at a discount to the few remaining buyers with room to store oil.

Energy stocks appear to have already moved up in anticipation of a recovery in crude oil prices. While drilling rigs have been coming offline, crude production continues to remain at highs due to the productivity of the newer rigs. With long term prices of crude in the futures market way below multi-year averages, one would expect energy stocks to trade at a discount. However the forward P/E ratios of the Energy sector are nearly double the historical averages and are some of the most expensive stocks in the broader market. Investors seem to be pricing in a quick decline in production and recovery in crude prices to return the energy industry to better profitability.

Outlook

All things energy and U.S. dollar appear to be garnering much of investors’ attention at the moment. Until equities can de-couple from the gyrations in oil prices and the U.S. dollar, any move higher in the broader market will likely be muted. We do feel that the market will continue to be volatile as the U.S. economy is moderating more than anticipated.

The Profit Fund (PVALX) Performance:

The Profit Fund underperformed the S&P 500 by 349bps during the six months ended March 31, 2015. Below are the key stocks that helped our performance and some that detracted from our performance during that time period.

Gainers

•	Aetna (AET) – AET was up 34% for the six months ended March 31, 2015. Aetna’s solid 23 million total medical members give it the ability to scale its fixed costs, maintain underwriting expertise, gain greater pricing leverage, and solidify a robust member/provider network. Aetna possesses material competitive advantages that should allow it to continue to produce outsized economic profits, help it navigate any near-term uncertainty and exploit longer-term opportunities.

•	Mylan (MYL) –MYL was up 31% for the six months ended March 31, 2015. MYL’s organic growth opportunities are somewhat limited but the pending approvals for generic Lidoderm, Copaxone, and Vivelle Dot should provide meaningful near term catalysts. Management of MYL continues to stay active on the M&A front looking for accretive transactions to supplement the company’s double-digit organic earnings growth.

•	Delphi Automotive plc (DLPH) – DLPH was up almost 30% for the six months ended March 31, 2015.

Detractors

•	SanDisk (SNDK) –SNDK was down almost 33% for the six months ended March 31, 2015. The sell-off in SNDK was driven by disappointing 4Q results and a negative preannouncement for 1Q revenue. SNDK is experiencing product-qualification delays, lower-than-expected sales of Enterprise products and pricing weakness in certain markets. While we are concerned that this is the second consecutive quarter that SNDK has negatively preannounced, we are not ready to concede that there is a structural issue with the company. Most of SNDK’s challenges appear company-specific and can likely be addressed, as industry demand for SNDK’s products remain generally robust.

•	National Oilwell Varco (NOV) – NOV was down almost 32% for the six months ended March 31, 2015.

NOV has remained under pressure with the rest of the Energy sector over oil supply/demand factors, but the company also provided grim forward guidance that appears to be a worst-case scenario that should put a floor on 2015 earnings. Barring a move to $30 oil, further downside appears limited at current levels. We continue to have a favorable outlook on crude oil fundamentals, but we recognize that sentiment for the oilfield space will likely remain negative for some time.

•	United Rentals, Inc (URI)–URI was down almost 13% for the six months ended March 31, 2015. URI shares were notably weaker in December after posting strong gains for the year. Earlier comments from management of URI as well as industry data continue to show positive momentum in the machinery rental business. There is some concern that as visibility continues to improve in end markets, URI customers may choose to buy rather than lease equipment. We have not seen evidence of a slowdown in leasing activity and as a result continue to have a bullish outlook on URI.

We want to thank you for your investment and we look forward to continuing to serve you.

Eugene A. Profit
CEO & Portfolio Manager
 Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500® Index
Sector Diversification
As of March 31, 2015
 (Unaudited)

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(% of Common Stocks)
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
The Profit Fund
S&P 500® Index

The Profit Fund
Top Ten Holdings
March 31, 2015
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.4%
Microsoft Corp.	3.9%
Celgene Corp.	3.2%
United Rentals, Inc.	2.8%
Oracle Corp.	2.8%
Hershey Co. (The)	2.8%
Danaher Corp.	2.8%
Home Depot, Inc. (The)	2.7%
General Electric Co.	2.7%
Delphi Automotive plc	2.7%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
March 31, 2015 (Unaudited)

Shares	Common Stocks — 96.6%	Value
	Consumer Discretionary — 18.8%
	Auto Components — 2.7%
4,925	Delphi Automotive plc	$392,720

	Hotels, Restaurants & Leisure — 4.8%
3,555	Starbucks Corp.	336,658
4,770	Yum! Brands, Inc.	375,494
		712,152
	Specialty Retail — 2.7%
3,505	Home Depot, Inc. (The)	398,203

	Textiles, Apparel & Luxury Goods — 8.6%
5,385	Michael Kors Holdings Ltd. (a)	354,064
3,020	NIKE, Inc. - Class B	302,997
2,315	PVH Corp.	246,686
4,775	VF Corp.	359,605
		1,263,352
	Consumer Staples — 6.9%
	Food & Staples Retailing — 2.1%
2,065	Costco Wholesale Corp.	312,837

	Food Products — 4.8%
4,050	Hershey Co. (The)	408,685
3,950	McCormick & Co., Inc.	304,585
		713,270
	Energy — 4.0%
	Energy Equipment & Services — 1.3%
3,880	National Oilwell Varco, Inc.	193,961

	Oil, Gas & Consumable Fuels — 2.7%
3,815	Marathon Petroleum Corp.	390,618

	Financials — 10.6%
	Banks — 1.9%
5,123	Wells Fargo & Co.	278,691

	Capital Markets — 4.9%
1,815	Affiliated Managers Group, Inc. (a)	389,826
9,160	Morgan Stanley	326,920
		716,746
	Consumer Finance — 2.3%
6,108	Discover Financial Services	344,186

THE PROFIT FUND
 SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Financials — 10.6% (Continued)
	Insurance — 1.5%
1	Berkshire Hathaway, Inc. - Class A (a)	$217,500

	Health Care — 14.3%
	Biotechnology — 5.5%
4,036	Celgene Corp. (a)	465,270
3,460	Gilead Sciences, Inc. (a)	339,530
		804,800
	Health Care Providers & Services — 4.2%
3,055	Aetna, Inc.	325,449
1,774	LifePoint Hospitals, Inc. (a)	130,300
2,340	MEDNAX, Inc. (a)	169,673
		625,422
	Pharmaceuticals — 4.6%
5,020	Mylan N.V. (a)	297,937
11,110	Pfizer, Inc.	386,517
		684,454
	Industrials — 14.5%
	Aerospace & Defense — 1.9%
2,375	United Technologies Corp.	278,350

	Air Freight & Logistics — 2.3%
2,055	FedEx Corp.	340,000

	Airlines — 1.8%
3,480	Spirit Airlines, Inc. (a)	269,213

	Industrial Conglomerates — 5.5%
4,795	Danaher Corp.	407,095
16,020	General Electric Co.	397,456
		804,551
	Trading Companies & Distributors — 3.0%
510	Air Lease Corp.	19,247
4,605	United Rentals, Inc. (a)	419,792
		439,039
	Information Technology — 25.7%
	Internet Software & Services — 4.9%
475	Google, Inc. - Class A (a)	263,483
245	Google, Inc. - Class C (a)	134,260
6,520	Twitter, Inc. (a)	326,522
		724,265
	IT Services — 2.4%
5,360	Visa, Inc. - Class A	350,598

THE PROFIT FUND
 SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Information Technology — 25.7% (Continued)
	Software — 8.7%
14,145	Microsoft Corp.	$575,065
9,685	Oracle Corp.	417,908
12,550	Symantec Corp.	293,231
		1,286,204
	Technology Hardware, Storage & Peripherals — 9.7%
5,249	Apple, Inc.	653,133
6,815	Hewlett-Packard Co.	212,355
3,385	SanDisk Corp.	215,354
3,790	Western Digital Corp.	344,928
		1,425,770
	Materials — 1.8%
	Chemicals — 1.8%
3,900	Eastman Chemical Co.	270,114

	Total Common Stocks (Cost $11,406,881)	$14,237,016

Shares	Money Market Funds — 3.5%	Value
255,402	Fidelity Institutional Government Portfolio, 0.01% (b)	$255,402
255,401	Fidelity Institutional Money Market Portfolio, Class I - 0.10% (b)	255,401
	Total Money Market Funds (Cost $510,803)	$510,803

	Total Investment Securities at Value — 100.1% (Cost $11,917,684)	$14,747,819

	Liabilities in Excess of Other Assets — (0.1%)	(15,037)

	Net Assets — 100.0%	$14,732,782

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2015.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$11,917,684
At value (Note 2)	$14,747,819
Receivable for capital shares sold	830
Dividends receivable	8,086
Other assets	27,571
TOTAL ASSETS	14,784,306

LIABILITIES
Payable for capital shares redeemed	32,957
Payable to Adviser (Note 4)	65
Payable to administrator (Note 4)	7,000
Accrued distribution fees (Note 4)	5,760
Other accrued expenses and liabilities	5,742
TOTAL LIABILITIES	51,524

NET ASSETS	$14,732,782

Net assets consist of:
Paid-in capital	$10,372,236
Accumulated net investment income	8,207
Accumulated net realized gains from security transactions	1,522,204
Net unrealized appreciation on investments	2,830,135
Net assets	$14,732,782

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	681,674

Net asset value, offering price, and redemption price per share (Note 2)	$21.61

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$106,000

EXPENSES
Investment advisory fees (Note 4)	54,329
Professional fees	27,276
Distribution expense (Note 4)	16,681
Accounting services fees (Note 4)	15,000
Administration fees (Note 4)	11,909
Registration and filing fees	9,550
Transfer agent fees (Note 4)	9,000
Insurance expense	7,264
Compliance fees (Note 4)	6,000
Trustees’ fees (Note 4)	5,000
Reports to shareholders	4,959
Custodian and bank service fees	4,359
Postage and supplies	3,189
Other expenses	5,876
TOTAL EXPENSES	180,392
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(82,599)
NET EXPENSES	97,793

NET INVESTMENT INCOME	8,207

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,527,129
Net change in unrealized appreciation (depreciation) on investments	(1,180,655)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	346,474

NET INCREASE IN NET ASSETS FROM OPERATIONS	$354,681

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
FROM OPERATIONS
Net investment income	$8,207	$232
Net realized gains from security transactions	1,527,129	3,620,229
Net change in unrealized appreciation (depreciation) on investments	(1,180,655)	(628,227)
Net increase in net assets from operations	354,681	2,992,234

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(1,858)
From net realized gains from security transactions	(3,443,131)	(1,074,932)
Decrease in net assets from distributions to shareholders	(3,443,131)	(1,076,790)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,153,348	2,164,423
Reinvestment of distributions to shareholders	3,433,694	892,342
Payments for shares redeemed	(747,160)	(6,731,329)
Net increase (decrease) in net assets from capital share transactions	3,839,882	(3,674,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	751,432	(1,759,120)

NET ASSETS
Beginning of period	13,981,350	15,740,470
End of period	$14,732,782	$13,981,350

ACCUMULATED NET INVESTMENT INCOME	$8,207	$—

CAPITAL SHARE ACTIVITY
Shares sold	48,544	83,360
Shares issued in reinvestment of distributions to shareholders	155,371	35,453
Shares redeemed	(29,735)	(251,066)
Net increase (decrease) in shares outstanding	174,180	(132,253)
Shares outstanding, beginning of period	507,494	639,747
Shares outstanding, end of period	681,674	507,494

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended Sept. 30, 2014		Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011	Year Ended Sept. 30, 2010
Net asset value at beginning of period	$27.55		$24.60		$21.46	$16.32	$16.96	$15.50

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00	(a)	0.08	0.04	0.00 (a)	(0.06)
Net realized and unrealized gains (losses) on investments	0.81		4.63		4.16	5.12	(0.64)	1.52
Total from investment operations	0.82		4.63		4.24	5.16	(0.64)	1.46

Less distributions:
From net investment income	—		(0.00	)(a)	(0.09)	(0.02)	—	—
From net realized gains from security transactions	(6.76)		(1.68)		(1.01)	—	—	—
Total distributions	(6.76)		(1.68)		(1.10)	(0.02)	—	—

Net asset value at end of period	$21.61		$27.55		$24.60	$21.46	$16.32	$16.96

Total return (b)	2.44	%(c)	19.44%		20.85%	31.66%	(3.77%)	9.42%

Net assets at end of period (000’s)	$14,733		$13,981		$15,740	$12,631	$9,895	$10,626

Ratio of total expenses to average net assets	2.49	%(e)	2.21%		2.34%	2.34%	2.19%	2.76%

Ratio of net expenses to average net assets (d)	1.35	%(e)	1.35%		1.35%	1.35%	1.43%	1.75%

Ratio of net investment income (loss) to average net assets (d)	0.11	%(e)	0.00	%(f)	0.32%	0.19%	0.01%	(0.41%)

Portfolio turnover rate	47	%(c)	46%		44%	33%	37%	29%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

(e)	Annualized.

(f)	Percentage rounds to less than 0.01%.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2015 (Unaudited)

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Fund commenced the public offering of its shares on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$14,237,016	$—	$—	$14,237,016
Money Market Funds	510,803	—	—	510,803
Total	$14,747,819	$—	$—	$14,747,819

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of March 31, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of March 31, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the periods ended March 31, 2015 and September 30, 2014 was as follows:

Periods Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
March 31, 2015	$109,197	$3,333,934	$3,443,131
September 30, 2014	$321,147	$755,643	$1,076,790

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of March 31, 2015:

Cost of portfolio investments	$11,917,684
Gross unrealized appreciation	$3,222,320
Gross unrealized depreciation	(392,185)
Net unrealized appreciation	2,830,135
Accumulated ordinary income	32,806
Other gains	1,497,605
Accumulated earnings	$4,360,546

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for the current and all open tax years (tax years ended September 30, 2011 through September 30, 2014) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $6,883,984 and $6,615,536, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

MANAGEMENT AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2016 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. Accordingly, the Adviser waived all of its investment advisory fees in the amount of $54,329 and reimbursed other operating expenses totaling $28,270 during the six months ended March 31, 2015.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Under the terms of servicing agreements between the Fund and Ultimus, Ultimus provides administrative, pricing, accounting, compliance, dividend disbursing, shareholder servicing, and transfer agent services to the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of an underwriting agreement, the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus and receives fees from the Fund in accordance with such agreement.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $16,681 under the Plan during the six months ended March 31, 2015, representing 0.23% of the Fund’s average daily net assets.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2015, the Fund had 25.7% of the value of its net assets invested in stocks within the Information Technology sector.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2014) and held until the end of the period (March 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,024.40	$6.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.20	$6.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of The Profit Fund’s (the “Fund”) Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 20, 2014, at which all the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

(ii)	The investment performance of the Fund and the Adviser. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Russell 1000 Growth Index and averages of comparably managed mutual funds over various periods ended September 30, 2014. The Independent Trustees were also provided with comparative performance information for all funds and funds of comparable size that are categorized by Morningstar as “Large Cap Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Independent Trustees noted that the Fund’s performance over the 1 year, 5 year and 10 year periods ended September 30, 2014 exceeded that of the average and median performance for Large Cap Growth funds with assets of $50 million or less, as reported by Morningstar. It was also noted that the Fund’s performance over the 10 year period ended September 30, 2014 exceeded that of its benchmark, the S&P 500 Index, but trailed the Fund’s benchmarks for the 1 year and 5 year periods. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to different fee structures for the other accounts. The Independent Trustees concluded that the Fund’s performance record has been satisfactory.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iii)	The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is below the average and equal to the median management fees paid by other Large Cap Growth funds with net assets of $50 million or less. The Independent Trustees further noted that the Fund’s proposed overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was below the average and above the median expense ratios for its peer group of Large Cap Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees during the fiscal year ended September 30, 2014. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund. The Independent Trustees also reviewed and considered any differences about the services and fee rates offered to other clients of the Adviser with the same portfolio strategy. The Trustees considered that although the Fund was invested in the same portfolio strategy as the Adviser’s managed accounts, there were significant differences between the services provided by the Adviser to the Fund and those provided to the managed accounts. They acknowledged that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than the Adviser’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations. The Independent Trustees also reviewed the unaudited balance sheet of the Adviser as of December 31, 2013 and determined that the Adviser has the financial resources necessary to manage the Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to limit the overall expense ratio of the Fund at 1.35% until at least February 1, 2016, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of the Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees discussed that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

Conclusion. The Independent Trustees concluded that, based on the long-term performance of the Fund, they believe that the Adviser has provided quality advisory services to the Fund. The Independent Trustees further concluded that the Fund’s management fee (0.75% per annum) and proposed expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of the Fund and its shareholders.

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PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	June 4, 2015

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer

Date	June 4, 2015

* Print the name and title of each signing officer under his or her signature.